UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2017

MannKind Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-50865	13-3607736
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

30930 Russell Ranch Road, Suite 301 Westlake Village, California		91362
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (818) 661-5000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. of Form 8-K):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 13, 2017, MannKind Corporation (the “Company”) filed with the Secretary of State of the State of Delaware a Certificate of Amendment of its Amended and Restated Certificate of Incorporation (the “Charter Amendment”) to increase the authorized number of shares of the Company’s common stock from 140,000,000 to 280,000,000 shares. The Charter Amendment was approved by the Company’s stockholders at a Special Meeting of Stockholders (the “Special Meeting”) held on December 13, 2017, as described below under Item 5.07.

A copy of the Charter Amendment is attached to this report as Exhibit 3.1.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The following is a brief description of each matter voted upon at the Special Meeting, as well as the number of votes cast for or against each matter and the number of abstentions and broker non-votes with respect to each matter.

Proposal 1: Authorized Shares Increase Proposal.

The Company’s stockholders approved a proposal to amend the Company’s Amended and Restated Certificate of Incorporation to increase the authorized number of shares of the Company’s common stock from 140,000,000 to 280,000,000 shares. The tabulation of votes on this matter was as follows: shares voted for: 88,079,368; shares voted against: 4,668,496; shares abstaining: 379,110; and broker non-votes: 0.

Proposal 2: To authorize an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1.

The Company’s stockholders approved an authorization to adjourn the Special Meeting, if necessary, to solicit additional proxies if there were not sufficient votes in favor of Proposal 1. The tabulation of votes on this matter was as follows: shares voted for: 87,540,966; shares voted against: 4,736,859; shares abstaining: 849,149; and broker non-votes: 0. No adjournment of the Special Meeting was necessary.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of MannKind Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 13, 2017	MANNKIND CORPORATION

	By:	/s/ David Thomson
David Thomson, Ph.D., J.D.
Corporate Vice President, General Counsel and Secretary